Amendment
To Schedule A
To the Transfer Agency and Service Agreement
March _, 2010

AMERICAN BEACON FUNDS:

Institutional Class
Balanced Fund – Institutional Class
Large Cap Value Fund – Institutional Class
International Equity Fund – Institutional Class
Small Cap Value Fund – Institutional Class
S & P 500 Index Fund – Institutional Class
High Yield Bond Fund – Institutional Class
Large Cap Growth Fund – Institutional Class
Emerging Markets Fund – Institutional Class
Small Cap Index Fund – Institutional Class
International Equity Index Fund – Institutional Class
Treasury Inflation Protected Securities Fund – Institutional Class
Intermediate Bond Fund – Institutional Class
Short-Term Bond Fund – Institutional Class
Mid-Cap Value Fund – Institutional Class

Investor Class
Balanced Fund – Investor Class
Large Cap Value Fund – Investor Class
International Equity Fund – Investor Class
Short-Term Bond Fund – Investor Class
Emerging Markets Fund – Investor Class
Small Cap Value Fund – Investor Class
S & P 500 Index Fund – Investor Class
High Yield Bond Fund – Investor Class
Enhanced Income Fund – Investor Class
Mid-Cap Value Fund – Investor Class
Treasury Inflation Protected Securities Fund – Investor Class
Intermediate Bond Fund – Investor Class
Global Real Estate Fund – Investor Class

Advisor Class
International Equity Fund – Advisors Class
Small Cap Value Fund – Advisors Class
Balanced Fund – Advisors Class
Large Cap Value Fund – Advisors Class
Mid-Cap Value Fund – Advisors Class

AMR Class
Mid-Cap Value Fund – AMR Class
Balanced Fund – AMR Class
Large Cap Value Fund – AMR Class
International Equity Fund– AMR Class
Small Cap Value Fund – AMR Class
Large Cap Growth Fund – AMR Class
Emerging Markets Fund – AMR Class
High Yield Bond Fund – AMR Class

Retirement Class
Large Cap Value Fund – Retirement Class
International Equity Fund – Retirement Class
Small Cap Value Fund – Retirement Class

AMERICAN BEACON SELECT FUNDS:

Money Market Select Fund
U.S. Government Money Market Select Fund

AMERICAN BEACON MILEAGE FUNDS:

Money Market Mileage Fund – Mileage Class

Y Class
Treasury Inflation Protected Securities Fund – Y Class
Small Cap Value Fund – Y Class
Short-Term Bond Fund – Y Class
Mid-Cap Value Fund – Y Class
Large Cap Value Fund – Y Class
Large Cap Growth Fund – Y Class
International Equity Fund – Y Class
Intermediate Bond Fund – Y Class
High Yield Bond Fund – Y Class
Balanced Fund – Y Class
Enhanced Income Fund – Y Class
Emerging Markets Fund – Y Class
Global Real Estate Fund – Y Class

EACH OF THE ENTITITES, INDIVIDUALLY	BOSTON FINANCIAL DATA
AND NOT JOINTLY, AS LISTED ON	SERVICES, INC.
SCHEDULE A

By: ________________________________	By: _____________________________

Name: Gene L. Needles, Jr.	Name: ___________________________

Title: Executive Vice President	Title: ____________________________

As an Authorized Officer on behalf of
Each of the Funds indicated on
Schedule A